                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /


Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              EMCOR GROUP, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               EMCOR GROUP, INC.
                        101 MERRITT SEVEN CORPORATE PARK
                           NORWALK, CONNECTICUT 06851

                            ------------------------

                            NOTICE OF ANNUAL MEETING

                            ------------------------

To the Stockholders of
EMCOR Group, Inc.

     The Annual Meeting of Stockholders of EMCOR Group, Inc. (the 'Company') will be held in Room 405, Princeton Club, 15 West 43 Street, New York, New York, on June 19, 1998, at 10:00 A.M. (local time) for the following purposes:

          1. To elect seven directors to serve until the next annual meeting and until their successors are duly elected and qualify.

          2. To approve an amendment to the Company's 1994 Management Stock Option Plan increasing the aggregate number of shares of Common Stock for which options may be granted under the Plan from 1,000,000 to 2,000,000.

          3. To approve the adoption of the Company's 1997 Non-Employee Directors' Non-Qualified Stock Option Plan.

          4. To approve the adoption of the Company's 1997 Stock Plan for Directors.

          5. To ratify the appointment of Arthur Andersen LLP as independent public accountants for 1998.

          6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 29, 1998 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     YOUR ATTENTION IS RESPECTFULLY DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          SHELDON I. CAMMAKER
                                             Secretary
Norwalk, Connecticut
May 1, 1998

                               EMCOR GROUP, INC.

                            ------------------------

                                PROXY STATEMENT
          1998 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 19, 1998

                            ------------------------

     The enclosed proxy is solicited by the Board of Directors of EMCOR Group, Inc., a Delaware corporation (the 'Company'), for use at the Annual Meeting of Stockholders to be held at 10:00 A.M. (local time) on Friday, June 19, 1998 in Room 405, Princeton Club, 15 West 43 Street, New York, New York and at any adjournment or postponement of such meeting. The enclosed proxy may be revoked at any time before it is exercised by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, by executing a duly exercised proxy bearing a later date and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person. Unless otherwise specified, the proxies from holders of Common Stock will be voted in favor of each proposal set forth in the Notice of Annual Meeting.


     As of April 29, 1998, the Company had outstanding 10,617,054 shares of Common Stock, par value $.01 per share (the 'Common Stock'). Only stockholders of record of Common Stock at the close of business on April 29, 1998 (the 'Record Date') are entitled to notice of, and to vote at, the Annual Meeting. The mailing address of the principal executive offices of the Company is 101 Merritt Seven Corporate Park, Norwalk, Connecticut 06851, and the approximate date on which this Proxy Statement and the accompanying proxy are being first sent or given to stockholders is May 1, 1998. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 accompanies this Proxy Statement.


     The Common Stock was the only voting security of the Company outstanding and entitled to vote on the Record Date. The holders of record of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Holders of Common Stock are entitled to one vote per share on each matter to be voted upon at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for (i) approval of (x) the amendment to the 1994 Management Stock Option Plan, (y) adoption of the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, and (z) adoption of the 1997 Stock Plan for Directors and (ii) ratification of the appointment of independent public accountants to audit the accounts of the Company and its subsidiaries. With respect to an abstention from voting on any matter, the shares will be considered present and entitled to vote at the Annual Meeting. Abstentions will have the effect of a vote against proposals brought before the meeting, but will not have an effect on the election of the directors. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal (a broker non-vote), those shares will not be treated as present and entitled to vote on that proposal and, therefore, will be disregarded and will have no effect on the outcome of the vote on the proposal.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of April 10, 1998 certain information regarding beneficial ownership of the Company's Common Stock by each person or group known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock. Except as otherwise noted, to the Company's knowledge, each person or group listed below has sole voting and investment power with respect to the shares listed next to its name.

                                                                                            NUMBER OF SHARES     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                                       BENEFICIALLY OWNED     OWNED
----------------------------------------------------------------------------------------   ------------------    -------
Jeffrey L. Gendell......................................................................        1,251,122(1)       11.8%
  200 Park Avenue, Suite 3900
  New York, New York 10016
OCM Principal Opportunities Fund, LLP...................................................          943,645(2)        8.9%
  550 South Hope Street
  Los Angeles, California 90071
Cumberland Associates...................................................................          910,600(3)        8.6%
  114 Avenue of the Americas
  New York, New York 10036
Steven A. Van Dyke......................................................................          814,200(4)        7.7%
  777 South Harbour Island Boulevard
  Tampa, Florida 33602

------------------
(1) As reported in Amendment No. 2 dated April 3, 1998 to Schedule 13G filed with the Securities and Exchange Commission (the 'SEC') by Jeffrey L. Gendell, Tontine Partners, L.P., Tontine Management, L.L.C. and Tontine Overseas Associates, L.L.C. (as investment manager to Tontine Overseas Fund, Ltd.) includes: 391,822 shares beneficially owned by Tontine Partners, L.P. and Tontine Management, L.L.C. (which have shared voting power and dispositive power with respect to such 391,822 shares) and 855,300 shares beneficially owned by Tontine Overseas Associates, L.L.C. (which has shared voting power and dispositive power with respect to such 855,300 shares). Of these shares, 21,000 shares may be acquired upon exercise of Series X Warrants of the Company. In addition, Mr. Gendell has shared voting and dispositive power with respect to such 1,247,122 shares and sole power to vote and sole power to dispose of an additional 4,000 shares.


(2) As reported in Amendment No. 2 dated December 9, 1997 to Schedule 13D filed with the SEC by OCM Principal Opportunities Fund, L.P. (the 'Fund') and Oaktree Capital Management, LLC, General Partner of the Fund.

(3) As reported in Schedule 13G dated April 6, 1998 filed with the SEC, Cumberland Associates has sole voting power and sole power to dispose or to direct the disposition of 724,003 of these shares and shared voting power and shared power to dispose, or to direct the disposition, of 186,597 of these shares.

(4) As reported in Schedule 13G dated February 6, 1998, filed with the SEC by Steven A. Van Dyke, Bay Harbour Management, L.C. ('Bay Harbour') and Tower Investment Group, Inc. ('Tower'). Bay Harbour is an investment adviser, of which Tower is a majority stockholder. Mr. Van Dyke is the sole shareholder and President of Tower. Accordingly, such Schedule 13G states that Bay Harbour may be deemed to be the beneficial owner of 807,000 shares, Tower may be deemed to be the beneficial owner of the 807,000 shares deemed to be beneficially owned by Bay Harbour and Mr. Van Dyke may be deemed to be the beneficial owner of 814,200 shares consisting of the 807,000 shares deemed to be beneficially owned by Bay Harbour and 7,200 shares beneficially owned by Mr. Van Dyke. According to such Schedule 13G, Bay Harbour and Tower each has sole power to vote and dispose of 807,000 of these shares, and Mr. Van Dyke has sole power to vote and dispose of 814,200 of such shares.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, seven directors are to be elected by the holders of Common Stock to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualify. To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the meeting. Certain information concerning the nominees for election at the Annual Meeting is set forth below. Each nominee is presently a director of the Company other than Messrs. Georges L. de Buffevent and Richard
F. Hamm, Jr. Mr. Malcolm T. Hopkins is not standing for re-election to the Board of Directors. While the Board of Directors has no reason to believe that any of those named as a nominee for election to the Board of Directors will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other nominees in the discretion of the persons acting pursuant to the proxy.

     Frank T. MacInnis, Age 51. Mr. MacInnis has been Chairman of the Board and Chief Executive Officer of the Company since April 18, 1994 and President of the Company from April 18, 1994 to April 4, 1997. From April 1990 to April 1994, Mr. MacInnis served as President and Chief Executive Officer, and from August 1990 to April 1994 as Chairman of the Board, of Comstock Group Inc., a nationwide electrical contracting company. From 1986 to April 1994 Mr. MacInnis was also President of Spie Group Inc., which owns or owned Comstock Group Inc., Spie

Construction Inc., a Canadian pipeline construction company, and Spie Horizontal Drilling Inc., a United States company engaged in underground drilling for pipelines and communications cable. Mr. MacInnis is also a director of Portec, Inc.

     Stephen W. Bershad, Age 56. Mr. Bershad has been Chairman of the Board and Chief Executive Officer for more than the past five years of Axsys Technologies, Inc. (formerly named Vernitron Corporation), a manufacturer of electronic components and controls. Director of the Company since December 15, 1994.

     David A.B. Brown, Age 54. Mr. Brown has been President of The Windsor Group, a management consulting firm of which he is a co-founder, for more than the past five years. Mr. Brown is also a director of BTU International, Inc. and Marine Drilling Companies, Inc. Director of the Company since December 15, 1994.

     Georges L. de Buffevent, Age 60. Mr. de Buffevent has been Chairman of the Board and Chief Executive Officer of SAGED, a French company specializing in road construction, land development and waste management, since January 1996. For approximately four years prior thereto, he was a business consultant. From July 1982 to February 1992, Mr. de Buffevent was Chairman of the Board of Directors and Chief Executive Officer of Spie-Batignolles S.A., a leading French electrical engineering and construction company with world-wide operations.

     Albert Fried, Jr., Age 68. Mr. Fried has been Managing Member of Albert Fried & Company, LLC, a broker/dealer and member of the New York Stock Exchange, since 1955 and Managing Member of Buttonwood Specialists, LLC, a New York Stock Exchange specialist firm, since 1992. Mr. Fried is also Chairman of the Board of Directors of Portec, Inc., a manufacturer of engineered products for the material handling industry. Director of the Company since December 15, 1994.

     Richard F. Hamm, Jr., Age 38. Mr. Hamm has been Senior Vice President, Legal and Business Development of Tropicana Products, Inc. ('Tropicana'), a manufacturer of fruit juices, since January 1997 and Vice President and General Counsel of Tropicana from June 1993 to January 1997. Prior thereto, he was associated with the law firm of Simpson Thacher & Bartlett.

     Kevin C. Toner, Age 34. Mr. Toner has been Principal of Aristeia Capital LLC, an investment manager, since June 1997 and President of the Isdell 86 Foundation, a not-for-profit organization, since December 1994. He was a private investor from March 1995 to June 1997 and a Managing Director from December 1991 to February 1995 of UBS Securities Inc., a broker/dealer and member of the New York Stock Exchange, engaged in corporate finance, underwriting and distribution of high grade U.S. corporate issues and Eurobonds. Director of the Company since December 15, 1994.

COMMITTEES OF THE BOARD

     The Company has standing Audit, Compensation and Personnel, and Corporate Governance Committees of the Board of Directors.

     The Audit Committee, comprised of Messrs. Bershad, Brown and Hopkins, serves as the focal point for communication between the Board of Directors and the Company's independent public accountants, chief internal auditor and management, to the extent that their duties relate to financial or accounting reporting and controls. The Audit Committee is responsible for engaging and discharging the independent public accountants for the Company, reviewing their fees, reviewing the scope and audit procedures of the independent public accountants, reviewing annual financial statements, reviewing quarterly and annual financial results prior to their release, and meeting with the Company's internal auditors and independent public accountants on matters relating to, among other things, the adequacy of the Company's internal audit controls and accounting and auditing personnel. During 1997, the Audit Committee held four meetings.

     The Compensation and Personnel Committee, comprised of Messrs. Fried, Hopkins and Toner, reviews and advises the Board of Directors with respect to the qualifications of individuals identified as candidates for positions as the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and General Counsel and for the position of Chief Executive Officer of each subsidiary of the Company whose proposed annual compensation is $200,000 or more. It also reviews and recommends to the Board of Directors for its approval any employment, severance or similar contracts, or modifications thereof, for the Chairman of the Board and Chief Executive Officer of the Company and is charged with fixing on an annual basis his compensation, subject to the approval of the Board of Directors. The Compensation and Personnel Committee also is responsible for fixing, based on proposals made by the Chief Executive Officer, compensation for the Chief Operating Officer, Chief Financial Officer and General Counsel of the Company as well as the compensation of other officers and employees of the Company and each subsidiary whose annual compensation is $200,000 or more and for approving any employment, severance or similar contracts for such officers and employees, or modifications thereof. The Compensation and Personnel Committee also recommends to the Board of Directors for its approval any incentive, benefit, award or bonus plans and programs for employees, administers the 1994 Management Stock Option Plan and reviews executive development plans. During 1997, the Compensation and Personnel Committee held four meetings.

     The Corporate Governance Committee, comprised of Messrs. Bershad, Brown, Fried and Toner, is responsible to the Board of Directors for the review and recommendation of director candidates; recommendations regarding directors' retirement age and removal; review of all committees of the Board of Directors and recommendations regarding their number, function and membership; recommendations with respect to compensation of and other benefits for non-employee directors; and review of and recommendation with respect to directors' and officers' liability insurance and indemnification agreements between the Company and its officers and directors. The Corporate Governance Committee will consider nominees recommended by stockholders. The Corporate Governance Committee has not adopted formal procedures for the submission of such recommendations. Such recommendations should be sent to the Secretary, EMCOR Group, Inc., 101 Merritt Seven Corporate Park, Norwalk, Connecticut 06851. The Company's by-laws specify certain time limitations, notice requirements and other procedures applicable to the submission of nominations to be brought before an Annual or Special Meeting of Stockholders of the Company. During 1997,

the Corporate Governance Committee held two meetings.

MEETINGS OF THE BOARD

     There were ten meetings of the Board of Directors during 1997.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of April 10, 1998 certain information regarding the beneficial ownership of the Company's Common Stock by each of the Company's directors, its chief executive officer, each of the four most highly compensated executive officers of the Company and all its directors and executive officers as a group for the fiscal year ended December 31, 1997. Except as otherwise noted, to the Company's knowledge, each of the persons listed below has sole voting power and investment power with respect to the shares listed next to his name.

                                   AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)         PERCENT
------------------------------    -----------------------         -------
Frank T. MacInnis.............           203,000(2)                 1.9%
Stephen W. Bershad............            26,500(3)                   *
David A. B. Brown.............            10,000(3)                   *
Albert Fried, Jr..............            13,007(3)(4)                *
Malcolm T. Hopkins............            26,500(3)                   *
Kevin C. Toner................            11,000(3)                   *
Jeffrey M. Levy...............            51,000(2)                   *
Sheldon I. Cammaker...........            50,000(2)                   *
Leicle E. Chesser.............            50,000(2)                   *
Thomas D. Cunningham..........            16,500(2)                   *
All directors and executive
  officers as a group.........           464,007(5)                 4.2%

------------------
 * Represents less than 1%.

(1) The information contained in the table reflects 'beneficial ownership' as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended. All percentages set forth in this table have been rounded.

(2) Includes in the case of Mr. MacInnis 200,000 shares of Common Stock, in the case of each of Messrs. Cammaker, Chesser and Levy, 50,000 shares of Common Stock, and in the case of Mr. Cunningham, 16,500 shares of Common Stock, that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days granted pursuant to the Company's stock option plans.


(3) Includes in the case of Mr. Bershad 16,500 shares of Common Stock, in the case of Mr. Brown, 9,000 shares of Common Stock, in the case of Mr. Fried, 3,000 shares of Common Stock, in the case of Mr. Hopkins 16,500 shares of Common Stock, and in the case of Mr. Toner, 6,000 shares of Common Stock, that may be acquired upon exercise of presently exercisable options granted to each non-employee director pursuant to the Company's 1995 Non-Employee Directors' Non-Qualified Stock Option Plan; does not include shares of Common Stock that may be acquired upon exercise of stock options granted pursuant to the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan ('1997 Directors' Stock Option Plan') or shares of Common Stock that may be issued in respect of Deferred Stock Units granted pursuant to the 1997 Stock Plan for Directors, which plans are being submitted for approval by stockholders at the Annual Meeting.

(4) Includes beneficial ownership of 10,007 shares of Common Stock by Albert Fried & Company, LLC ('AF&C'), of which Mr. Fried is the Managing Member. AF&C was a holder of prepetition unsecured claims against the Company in its Chapter 11 proceeding concluded in December 1994. There is a reserve of 131,610 shares of Common Stock for disputed claims against the Company to be issued to the holders of prepetition general unsecured allowed claims, including AF&C. To the extent such disputed claims are disallowed, the number of shares beneficially owned by AF&C will increase by a presently undeterminable amount.

(5) Includes 424,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days granted pursuant to the Company's stock options plans; does not include shares of Common Stock that may be issued pursuant to the 1997 Directors' Stock Option Plan and the 1997 Stock Plan for Directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following Summary Compensation Table sets forth the compensation awarded to, earned by or paid to each of the Chief Executive Officer and the other four most highly compensated executive officers of the Company (collectively, the 'named executive officers') during the fiscal years ended December 31, 1997, 1996 and 1995 for services rendered in all capacities to the Company and its subsidiaries. For information regarding employment agreements of the named executive officers, see 'Employment Contracts and Termination of Employment and Change of Control Arrangements' below.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION AWARDS(3)
                                                                   -------------------------------------------------------------
                                                ANNUAL                                            NUMBER OF
                                             COMPENSATION          OTHER ANNUAL   RESTRICTED     SECURITIES
                                      --------------------------   COMPENSATION     STOCK        UNDERLYING         ALL OTHER
                                              SALARY     BONUS         (2)          AWARD      OPTIONS/SARS(4)   COMPENSATION(5)
NAME AND PRINCIPAL POSITION           YEAR     ($)        ($)          ($)           ($)             (#)               ($)
------------------------------------  ----   --------   --------   ------------   ----------   ---------------   ---------------
Frank T. MacInnis...................  1997    650,000    775,000       23,003        None           200,000            8,400
  Chairman of the Board and           1996    614,400    625,000       10,563        None              None            6,300
  Chief Executive Officer             1995    614,400    480,000       17,732        None           200,000            6,300

Jeffrey M. Levy.....................  1997    325,000    400,000       10,462        None              None            8,400
  President and                       1996    309,000    300,000        6,627        None              None            6,300
  Chief Operating Officer             1995    300,000    225,000        9,631        None            50,000            6,300

Sheldon I. Cammaker.................  1997    430,340    150,000         None        None              None            8,400
  Executive Vice President and        1996    406,000    150,000         None        None              None            6,300
  General Counsel                     1995    383,000    100,000         None        None            50,000            6,300

Leicle E. Chesser...................  1997    325,000    340,000       19,867        None              None            8,400
  Executive Vice President and        1996    309,000    300,000        4,885        None              None            6,300
  Chief Financial Officer             1995    300,000    225,000       14,578        None            50,000            6,300

Thomas D. Cunningham(1).............  1997    126,923    100,000       15,920        None            53,000           45,827
  Executive Vice President            1996      --         --          --           --              --               --
                                      1995      --         --          --           --              --               --

------------------

(1) Mr. Cunningham was a director of the Company until July 15, 1997. Mr. Cunningham joined the Company as Executive Vice President on July 15, 1997, and, accordingly, no compensation information is reported for him in respect of 1995 and 1996.

(2) The personal benefits provided to the named executive officers did not exceed the disclosure threshold established by the SEC pursuant to applicable rules. Figures represent amounts reimbursed for the payment of taxes upon certain fringe benefits.

(3) The column specified by Item 402 (b) of Regulation S-K to report Long-Term Incentive Plan Payouts has been excluded because the Company has no long-term incentive compensation plans and has not had any such plan during any portion of fiscal years 1997, 1996 and 1995.

(4) The awards set forth in this column are of stock options only. The Company did not award stock appreciation rights. The grant to Mr. MacInnis of an option to purchase 200,000 shares of Common Stock is subject to the approval by stockholders at the Annual Meeting of the amendment to the Company's 1994 Management Stock Option Plan (the '1994 Stock Option Plan'). The grant of options to Mr. Cunningham consists of an option to purchase 50,000 shares of Common Stock pursuant to the 1994 Stock Option Plan and an option to purchase 3,000 shares of Common Stock pursuant to the 1995 Non-Employee Directors' Non-Qualified Stock Option Plan.

(5) The amounts reported in this column include matching contributions of $3,600 made by the Company under the 401(k) part of the Company's Retirement and Savings Plan, a defined contribution profit sharing plan, during 1997 for the account of each of the named executive officers, other than Mr. Cunningham who was not eligible to participate in such plan. The amounts reported for 1997 also include contributions of $4,800 to be paid during 1998 in respect of 1997 by the Company pursuant to the retirement account part of the Company's Retirement and Savings Plan for the account of each of the named executive officers, other than Mr. Cunningham who was not eligible to participate in such plan. The amount reported in this column for Mr. Cunningham represents consulting and directors' fees paid to him in respect of the period January 1, 1997 through July 14, 1997 prior to his becoming an employee of the Company.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table sets forth certain information concerning certain grants to the named executive officers of stock options during the last fiscal year. As indicated under the Summary Compensation Table above, the Company did not grant stock appreciation rights ('SARs') of any kind.

                          OPTION GRANTS IN LAST FISCAL YEAR

                                              NUMBER OF     % OF TOTAL
                                              SECURITIES     OPTIONS
                                              UNDERLYING    GRANTED TO    EXERCISE OR                       GRANT DATE
                                               OPTIONS     EMPLOYEES IN   BASE PRICE       EXPIRATION         PRESENT
                                               GRANTED     FISCAL YEAR     ($/SH)(1)          DATE          VALUE($)(4)
                                              ----------   ------------   -----------   -----------------   -----------

Frank T. MacInnis(2)........................    200,000         55%         $ 19.75     November 20, 2007   $ 2,948,000

Thomas D. Cunningham(3).....................      3,000          1%         $ 16.28         June 19, 2007   $    36,660
                                                 50,000         14%         $ 19.75     November 20, 2007   $   737,000

------------------


(1) The stock option exercise price for a share of Common Stock was the fair market value of a share of Common Stock on the date of grant. No SARs, performance units or other instruments were granted in tandem with the stock options reported herein.

(2) This option was granted subject to approval of the amendment to the 1994 Stock Option Plan by stockholders at the Annual Meeting. The option has a ten-year term and vests in full on November 21, 2006; provided that with respect to successive groups of 50,000 shares of Common Stock, the option shall vest earlier if and when the fair market value of a share of Common Stock first equals or exceeds $25, $30, $35 and $40, respectively. Mr. MacInnis may exercise the option only while employed by the Company or a subsidiary or within three months after termination of his employment unless his employment is terminated by the Company other than for Cause (as that term is defined in his employment agreement) or he terminates his employment with the Company for Good Reason (as that term is defined in his employment agreement) in which case the option becomes exercisable in full and remains exercisable for the balance of its ten-year term.

(3) Mr. Cunningham was a director of the Company until July 15, 1997. The grant to him of an option to purchase 3,000 shares of Common Stock was pursuant to the Company's 1995 Non-Employee Directors' Non-Qualified Stock Option Plan, and the option is exercisable at any time until its expiration on the tenth anniversary of the date of grant. The grant to him of an option to purchase 50,000 shares of Common Stock was made pursuant to the 1994 Stock Option Plan, has a ten year term, and becomes exercisable at the rate of one-third of the 50,000 shares on each anniversary of the option grant date. The option is only exercisable while Mr. Cunningham is an employee of the Company or its subsidiaries or within three months after termination of his employment. This option is transferable solely by will or by the laws of descent or distribution.

(4) Present value was calculated using the Black-Scholes option-pricing model which involves an extrapolation of future price levels based solely on past performance. The present value as of the date of grant, calculated using the Black-Scholes method, is based on assumptions about future interests rates, dividend yield and stock price volatility. In calculating the present value as of the date of grant of the options reported in the table, the Company assumed an interest rate of 6% per annum, an annual dividend yield of zero and volatility of 80%. There is no assurance that these assumptions will prove to be true in the future. The actual value, if any, that may be realized by each individual will depend on the future market price of the Common Stock and cannot be forecasted accurately by application of an option pricing model.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information concerning unexercised options to purchase Common Stock of the Company held at the end of fiscal year 1997 by the named executive officers. None of the named executive officers exercised any options during fiscal year 1997. No named executive officer holds any SARs.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUE

                                                                                                        VALUE OF UNEXERCISED
                                                                          NUMBER OF UNEXERCISED             IN-THE-MONEY
                                                SHARES       VALUE              OPTIONS AT                   OPTIONS AT
                                              ACQUIRED ON   REALIZED            FY-END(#)                   FY-END($)(2)
NAME                                          EXERCISE(#)     ($)      EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE
--------------------------------------------  -----------   --------   ----------------------------   -------------------------

Frank T. MacInnis...........................      None         --         133,333/266,667              $2,099,995/$1,200,005

Jeffrey M. Levy.............................      None         --          33,333/16,667                  $512,382/$256,172

Sheldon I. Cammaker.........................      None         --          33,333/16,667                  $512,382/$256,172

Leicle E. Chesser...........................      None         --          33,333/16,667                  $512,382/$256,172

Thomas D. Cunningham........................      None         --          16,500/50,000                  $171,473/$37,500

------------------

(1) Includes an option to purchase 200,000 shares of the Common Stock granted to Mr. MacInnis on November 20, 1997, which is subject to stockholder approval at the Annual Meeting of the amendment to the 1994 Stock Option Plan.

(2) For purposes of this column, value is calculated based on the aggregate amount of the excess of $20.50 (the closing price of the Common Stock as reported on the Nasdaq Stock Market on December 31, 1997) over the relevant exercise price for a share of Common Stock with respect to the options.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE OF CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements effective as of January 1, 1998 with Frank T. MacInnis providing for his employment as Chief Executive Officer of the Company for a period of three years expiring December 31, 2000 and with Jeffrey M. Levy providing for his employment as President and Chief Operating Officer of the Company for a period of three years expiring December 31, 2000. Each such employment agreement provides that the term of employment will automatically be extended for successive one-year periods unless the Company or the officer gives written notice not to extend at least six months prior to the end of the initial term or any extended term of the employment agreement. However, following a Change of Control (as defined in Mr. Levy's employment agreement) the term of Mr. Levy's employment shall in no event be less than three years. Under Mr. MacInnis' employment agreement, the Company is also to use its best efforts to ensure Mr. MacInnis' election as Chairman of the Board of Directors of the Company.

     Pursuant to the terms of their respective employment agreements, Mr. MacInnis is to receive an annual base salary of $700,000 and Mr. Levy is to receive an annual base salary of $450,000. Such salaries are to increase on the first day of each calendar year during their respective employment periods by the percentage increase in the consumer price index for the preceding year for the area in which the principal office of the Company is located or an amount specified by the Board of Directors, whichever is greater. In addition, Mr. MacInnis and Mr. Levy are each entitled to receive an annual bonus payable in cash ('Target Bonus'), which is to be determined by a formula agreed upon annually by the respective officer and the Compensation and Personnel Committee of the Board of Directors (the 'Compensation Committee'); provided that Mr. MacInnis' annual Target Bonus may not be less than $600,000 and Mr. Levy's annual Target Bonus may not be less than $400,000. Pursuant to the terms of their respective employment agreements, the Company is to recommend to the Compensation Committee that Mr. MacInnis and Mr. Levy receive annually an option under the Company's 1994 Stock Option Plan to purchase not less than 25,000 and 15,000 shares of Common Stock, respectively, at a per share exercise price equal to the fair market value of a share of the Common Stock on the grant date. Each option is to have a ten year term and is to be exercisable on the first anniversary of the grant date.

     In addition, pursuant to his employment agreement, Mr. MacInnis was granted on November 21, 1997, subject to stockholder approval at the Annual Meeting of the amendment to the 1994 Stock Option Plan, an option to purchase 200,000 shares of Common Stock at a per share exercise price equal to the fair market value of a share of the Common Stock on the grant date. This option has a ten-year term and will vest in full on November 21, 2006, provided that with respect to successive groups of 50,000 shares of the Common Stock, the option shall vest earlier if and when the fair market value of a share of the Common Stock first equals or exceeds $25, $30, $35 and $40, respectively.

     Under the terms of their employment agreements, Mr. MacInnis and Mr. Levy each has been provided with certain benefits customarily accorded to the Company's executive officers. These benefits include, in Mr. MacInnis' case, $700 per month for the leasing of an automobile; in Mr. Levy's case, $800 per month for the leasing of an automobile and the cost of the lease capital reduction payment; maintenance and insurance on their respective automobiles; and reimbursement for initiation fees and monthly dues for membership in a club suitable for entertaining clients of the Company, all legal expenses incurred in connection with their employment agreements, and the cost of any increased tax liability to them caused by receipt of these fringe benefits.

     If, during the term of his employment agreement, Mr. MacInnis' employment is terminated by the Company other than for Cause (as defined in his employment agreement) or he terminates his employment for Good Reason (as defined in his employment agreement), he will be entitled to receive a cash payment equal to the sum of (i) the greater of (A) his base salary at the highest annual rate in effect during his term of employment for the period from the date of termination through December 31, 2000 or (B) two times his base salary at its then current annual rate and (ii) the greater of (A) his Target Bonus for the calendar year in which the termination takes place multiplied by the number of full or partial calendar years remaining from the date of termination through December 31, 2000 or (B) two times his Target Bonus for the calendar year in which the termination takes place; however, in the event of a termination following a Change of Control (as defined in his employment agreement), the factor of two in clauses
(i)(B) and (ii)(B) above will be increased to three. If, during the term of his employment agreement, Mr. Levy's employment is terminated by the Company other than for Cause (as defined in his employment agreement) or he terminates his employment for Good Cause (as defined in his employment agreement) he will be entitled to a cash payment equal to the sum of (i) two times his base salary at its then current annual rate and (ii) two times his Target Bonus for the calendar year in which the termination occurs; however, in the event of a termination following a Change of Control (as defined in his employment agreement) the factor of two in clauses (i) and (ii) above will be increased to three. In addition, Messrs. MacInnis and Levy each will be entitled to receive all unpaid amounts in respect of his bonus for any calendar year ending before the date of termination and an amount equal to his Target Bonus for the calendar year in which the termination takes place multiplied by a fraction the numerator of which is the number of days in such calendar year that he was an employee of the Company and the denominator of which is 365.

     The Company has an employment agreement with Sheldon I. Cammaker expiring January 31, 1999, pursuant to which Mr. Cammaker serves as an executive officer of the Company. Mr. Cammaker received an annual base salary of $430,340 in 1997, which salary increases on the first day of each calendar year during his employment by at least 6%. In addition, pursuant to the terms of his employment agreement, Mr. Cammaker is eligible to receive annual bonuses, is provided with certain benefits customarily accorded the Company's executive officers and is provided with the use of a Company automobile.

     If, during the term of his employment agreement, Mr. Cammaker's employment is terminated by the Company other than for Cause (as defined in his employment agreement) or he terminates his employment for Good Reason (as defined in his employment agreement) he will be entitled to receive a cash payment equal to the sum of (i) two times his base salary at its then current annual rate and (ii) two times the highest bonus paid to him during his employment by the Company; however, in the event of a Change of Control (as defined in his employment agreement) the factor of two in clauses (i) and (ii) above will be increased to three. In addition, he will be entitled to receive all unpaid amounts in respect of his bonus for any calendar year ending before the date of termination and an amount equal to his bonus for the calendar year in which the termination takes place multiplied by a fraction the numerator of which is the number of days in such calendar year that he was an employee of the Company and the denominator of which is 365.

     The Company has entered into employment agreements effective as of January 1, 1998 with Leicle E. Chesser providing for his employment as Executive Vice President and Chief Financial Officer of the Company for a period of three years expiring December 31, 2000 and with Thomas D. Cunningham providing for his employment as Executive Vice President of the Company for a period of three years expiring December 31, 2000. Each such employment agreement provides that the term of employment will automatically be extended for successive one-year periods unless the Company or the officer gives written notice not to extend at least six months prior to the end of the inital term or any extended term of the employment agreement. However, following a Change of Control (as defined in their employment agreements) their respective terms of employment shall in no event be less than three years.

     Pursuant to the terms of their respective employment agreements, Mr. Chesser is to receive an annual base salary of $350,000 and Mr. Cunningham is to receive an annual base salary of $275,000. Such salaries are to increase on the first day of each calendar year during their respective employment periods by the percentage increase in the consumer price index for the preceding year for the area in which the principal office of the Company is located or an amount specified by the Board of Directors, whichever is greater. In addition, each is entitled to receive an annual cash bonus determined by the Compensation Committee, and under the term of their respective employment agreements, the Company is to recommend to the Compensation Committee that Messrs. Chesser and Mr. Cunningham receive annually an option under the Company's 1994 Stock Option Plan to purchase not less than 10,000 and 5,000 shares of Common Stock, respectively, at a per share exercise price equal to the fair market value of a share of the Common Stock on the grant date. Each option is to have a ten year term and is to be exercisable on the first anniversary of the date of grant.

     Under the terms of their employment agreements, Messrs. Chesser and Cunningham have been provided with certain benefits customarily accorded to the Company's executive officers, including $800 per month for leasing of an automobile (plus maintenance and insurance thereon) and the cost of the lease capital reduction payment; and reimbursement for all initiation fees and monthly dues for membership in a club suitable for entertaining clients of the Company, all legal expenses incurred in connection with their employment agreements, and the cost of any increased tax liability to them caused by receipt of these fringe benefits.

     If Mr. Chesser's or Mr. Cunningham's employment is terminated during the term of his respective employment agreement by the Company other than for Cause (as defined in his employment agreement) or he terminates his employment for Good Reason (as defined in his employment agreement) he will be entitled to receive a cash payment equal to the sum of (i) two times his base salary at its then current annual rate and (ii) two times the highest bonus paid to him during his employment by the Company; however, in the event of a termination following a Change of Control (as defined in his employment agreement), the factor of two in clauses (i) and (ii) above will be increased to three. In addition, Messrs. Chesser and Cunningham each will be entitled to receive all unpaid amounts in respect of his bonus for any calendar year ending before the date of termination and an amount equal to his bonus for the calendar year in which the termination takes place multiplied by a fraction the numerator of which is the number of days in such calendar year that he was an employee of the Company and the denominator of which is 365.

     If all or any portion of the payments or benefits referred to in the preceding paragraphs either alone or together with other payments and benefits which Messrs. MacInnis, Levy, Cammaker, Chesser or Cunningham receives or is then entitled to receive from the Company, would constitute a 'parachute payment' within the meaning of Section 280G of the Code, then such officer shall be entitled to such additional payments as may be necessary to ensure that the net after tax benefit of all such payments shall be equal to his respective net after tax benefit as if no excise tax had been imposed under Section 4999 of the Code.

       APPROVAL OF THE AMENDMENT TO THE 1994 MANAGEMENT STOCK OPTION PLAN

     On December 17, 1997, the Board of Directors adopted an amendment to the Company's 1994 Management Stock Option Plan, as amended (the '1994 Stock Option Plan') to increase the aggregate number of shares of Common Stock that may be issued pursuant to options granted under the 1994 Stock Option Plan from 1,000,000 to 2,000,000, subject to approval by stockholders of the Company at the Annual Meeting.

     As of April 10, 1998 only 72,002 shares remain available for the grant of stock options under the 1994 Stock Option Plan, exclusive of the 200,000 shares that may be acquired by Mr. Frank T. MacInnis, Chairman of the Board and Chief Executive Officer of the Company, pursuant to the option granted to him on November 20, 1997 in accordance with the terms of his employment agreement described above. The amendment to the 1994 Stock Option Plan will make available the 200,000 shares required for the grant of the option to Mr. MacInnis and additional shares required for future grants of options to executive officers pursuant to the employment agreements described above and to key employees of the Company and its subsidiaries.

     The Board of Directors has determined that it would be in the Company's best interests to be able to encourage key employees of the Company and its subsidiaries to contribute to the success of the Company by granting such employees incentive stock options ('ISO') and/or non-qualified stock options. ISOs are a type of employee stock option under which favorable tax treatment is afforded to the option holder where certain conditions are met. The approximate number of eligible employees is 350.

     The 1994 Stock Option Plan is administered by the Compensation and Personnel Committee of the Board of Directors (the 'Compensation Committee'), which is comprised of three or more directors of the Company, each of whom is disinterested within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the 'Exchange Act') and considered an outside director within the meaning of Section 162(m) of the Internal Revenue of 1986, as amended (the 'Code') and the regulations promulgated thereunder. Such key employees as may be determined by the Compensation Committee from time to time will be eligible to participate in the 1994 Stock Option Plan.

     The maximum number of shares, which may be the subject of options granted to an individual in any calendar year, may not exceed 500,000 shares.

     The exercise price of an ISO and a non-qualified stock option must be at least equal to the fair market value of the Common Stock as of the grant date. Options may not be exercised more than ten years after the grant date. Options will be exercisable at such rate and times as may be fixed by the Compensation Committee on the date of grant; however, unless the Compensation Committee otherwise determines, the rate at which an option first becomes exercisable may not be greater than one-third on or after each of the first, second and third anniversaries of the date of grant. The aggregate fair market value (determined at the time the option is granted) of the Common Stock underlying ISOs which are exercisable by an option holder during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000; to the extent that this limitation is exceeded, such excess options shall be treated as nonqualified stock options for purposes of the 1994 Stock Option Plan and the Code.

     At the time an option is granted, the Compensation Committee may, in its sole discretion, designate whether the option is to be considered an ISO or non-qualified stock option. Options with no such designation shall be deemed an ISO, to the extent of the $100,000 limit described in the preceding paragraph.

     Payment of the purchase price for shares acquired upon the exercise of options may be made by any one or more of the following methods: in cash, by check, by delivery to the Company of shares of Common Stock already owned by the holder, by a 'cashless' exercise method with a designated broker, or by such other method as the Compensation Committee may permit from time to time. A holder, however, may not use previously owned shares of Common Stock that were acquired pursuant to the 1994 Stock Option Plan, or any other stock plan that may be maintained by the Company or its subsidiaries, to pay the purchase price under an option, unless the holder has been the beneficial owner of such shares for at least six months.

     Options become immediately exercisable in full upon the retirement of the holder after reaching the age of 65, upon the disability or death of the holder while in the employ of the Company, or upon the occurrence of such special circumstances as in the opinion of the Compensation Committee merit special consideration. However, no options may be exercised earlier than six months following the date of grant (except that the estate of a deceased holder of an option may exercise it prior to the expiration of such six-month period).

     Unless otherwise determined by the Compensation Committee at the time of grant of an option, options shall terminate three months after the holder's termination of employment with the Company; such three-month period is extended to six months in the event of the death of the holder, in which case the option is exercisable by the holder's estate.

     Each option contains anti-dilution provisions which will automatically adjust the number of shares subject to options in the event of a stock dividend, split-up, conversion, exchange, reclassification or substitution. In addition, upon the dissolution or liquidation of the Company, or the occurrence of a merger or consolidation in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation or in which the voting securities of the Company which are outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting securities of the Company or such surviving entity immediately after such merger or consolidation, or upon the sale of all or substantially all of the assets of the Company, the 1994 Stock Option Plan and the options granted thereunder shall terminate unless provision is made by the Company in connection with such transaction for the assumption of options theretofore granted, or the substitution for such options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices. If options terminate as a result of any such transaction, the holder will be entitled to the excess of (i) the fair market value (determined on the basis of the amount received by stockholders in connection with such transaction) of the shares subject to the portion of the option not theretofore exercised (whether or not the option is then exercisable pursuant to its terms or otherwise), over (ii) the aggregate purchase price that would be payable for such shares upon the exercise of the option. In the event of any other change in the corporate structure or outstanding shares of Common Stock, the Compensation Committee may make such equitable adjustments to the number of shares and the class of shares available under the 1994 Stock Option Plan or to any outstanding options issued under such Plan as it shall deem appropriate to prevent dilution or enlargement of rights.

     The Company is to obtain such consideration for granting options under the 1994 Stock Option Plan as the Compensation Committee in its discretion may request.

     Each option may be subject to provisions to assure that any exercise or disposition of Common Stock will not violate any applicable securities laws.

     No options may be granted under the 1994 Stock Option Plan after ten years following the date of its adoption.

     The Board of Directors or the Compensation Committee may at any time withdraw or amend the 1994 Stock Option Plan and may, with the consent of the affected holder of an outstanding option, at any time withdraw or amend the terms and conditions of an outstanding option. Any amendment which would increase the number of shares issuable pursuant to options or to any individual employee, or change the class of employees to whom options may be granted shall be subject to the approval of the stockholders of the Company within one year of such amendment.

     The Federal income tax consequences to an employee who receives ISOs generally will, under current law, be as follows:

     An employee will not realize any income upon the grant or exercise of an ISO. However, if the employee disposes of the shares of Common Stock acquired upon the exercise of an ISO at least two years after the date the option is granted and at least one year after the Common Stock is transferred to him or her, the employee will realize long-term capital gain in an amount equal to the excess, if any, of his or her selling price for the shares over the option exercise price. In such case, the Company will not be entitled to any tax deduction resulting from the issuance or sale of the shares. If the employee disposes of the shares of Common Stock acquired upon the exercise of an ISO prior to the expiration of two years from the date the option is granted, or one year from the date the Common Stock is transferred to him or her, any gain realized will be taxable at such time (a) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the shares on the date the option is exercised or the amount realized from such disposition, and (b) as capital gain to the extent of any excess, which gain shall be treated as short-term or long-term capital gain depending upon the holding period of the Common Stock. In such case, the Company may claim an income tax deduction (as compensation) for the amount taxable to the employee as ordinary income.

     In general, the difference between the fair market value of the Common Stock at the time the ISO is exercised and the option exercise price will constitute an item of adjustment, for purposes of determining alternative minimum taxable income, and under certain circumstances may be subject, in the year in which the option is exercised, to the alternative minimum tax.

     If an employee uses shares of Common Stock which he or she owns to pay, in whole or in part, the exercise price for shares acquired pursuant to an ISO, (a) the holding period for the newly issued shares of Common Stock equal in value to the old shares which are surrendered upon the exercise will include the period during which the old shares were held, (b) the employee's basis in such newly issued shares will be the same as his or her basis in the old shares surrendered and (c) no gain or loss will be recognized by the employee on the old shares surrendered. However, if any employee uses shares previously acquired pursuant to the exercise of an ISO to pay all or part of the exercise price under an ISO, such tender will constitute a disposition of such previously acquired shares for purposes of the one-year (or two-year) holding period requirement applicable to such ISO and such tender may be treated as a taxable exchange.

     The Federal income tax consequences to an employee who receives non-qualified stock options generally will, under current law, be as follows:

     An employee who receives non-qualified stock options will not realize any income at the time the option is granted. Generally, an employee will realize ordinary income, at the time the option is exercised in an amount equal to the excess of the then fair market value of the Common Stock acquired over the exercise price. However, Section 83 of the Code provides that, if a director, officer or principal stockholder (i.e., an owner of more than 10 percent of the outstanding shares of Common Stock) receives shares pursuant to the exercise of a non-qualified stock option, he or she is not required to recognize any income until the date on which such shares can be sold at a profit without liability under Section 16(b) of the Exchange Act. At such time, the director, officer or principal stockholder will realize income equal to the amount by which the then fair market value of the shares acquired pursuant to the exercise of such option exceeds the price paid for such shares. Alternatively, a director, officer or principal stockholder who would not otherwise be taxed at the time the shares are transferred may file a written election within 30 days of the transfer date with the Internal Revenue Service to be taxed as of the date of transfer on the difference between the then fair market value of the shares and the price paid for such shares.

     All income realized upon the exercise of a non-qualified stock option will be taxed as ordinary income. The Company will be entitled to a tax deduction (as compensation) for the amount taxable to an employee (including a director, officer and principal stockholder) upon the exercise of a non-qualified stock option, as described above, in the same year, as those amounts are taxable to the employee.

     Shares of Common Stock issued pursuant to the exercise of a non-qualified stock option generally will constitute a capital asset in the hands of an employee (including a director, officer or principal stockholder) and will be eligible for capital gain or loss treatment upon any subsequent disposition. The holding period applicable to options held by an employee (including a director, officer or principal stockholder) will commence upon the date he or she recognizes income with respect to the issuance of such shares, as described above. The employee's basis in the shares will be equal to the greater of their fair market value as of that date or the amount paid for such shares. If, however, an employee uses shares of Common Stock which he or she owns to pay, in whole or in part, the exercise price for shares acquired pursuant to the exercise of a non-qualified stock option, (a) the holding period for the newly issued shares of Common Stock equal in value to the old shares which were surrendered upon the exercise shall include the period during which the old shares were held, (b) the employee's basis in such newly issued shares will be the same as his or her basis in the surrendered shares, (c) no gain or loss will be realized by the employee on the old shares surrendered, and (d) the employee will realize ordinary income in an amount equal to the fair market value of the additional number of shares received over and above the number of old shares surrendered (the 'Additional Shares') and the employee's basis in the Additional Shares will be equal to such fair market value.

     In addition to the Federal income tax consequences discussed above, Section 280G of the Code provides that if an officer, stockholder or highly compensated individual receives a payment which is in the nature of compensation and which is contingent upon a change in control of the employer, and such payment equals or exceeds three times his or her 'base salary' (as hereinafter defined), then any amount received in excess of base salary shall be considered an 'excess parachute payment.' An individual's 'base salary' is equal to his or her average annual compensation over the five-year period (or period of employment, if shorter) ending with the close of the individual's taxable year immediately preceding the taxable year in which the change in control occurs. If the taxpayer establishes, by clear and convincing evidence, that an amount received is reasonable compensation for past or future services, all or a portion of such amount may be deemed not to be an excess parachute payment. If any payments made under the 1994 Stock Option Plan in connection with a change in control of the Company constitute excess parachute payments with respect to any employee, then in addition to any income tax which would otherwise be owed on such payment, the individual will be subject to an excise tax equal to 20% of such excess parachute payment and the Company will not be entitled to any tax deduction to which it otherwise would have been entitled with respect to such excess parachute payment.

     Section 280G of the Code provides that payments made pursuant to a contract entered into within one year of the change in control are presumed to be parachute payments unless the individual establishes, by clear and convincing evidence, that such contract was not entered into in contemplation of a change in control. In addition, the General Explanation of the Tax Reform Act of 1984 prepared by the Staff of the Joint Committee on Taxation indicates that the grant of an option within one year of the change in control or the acceleration of an option because of a change in control may be considered a parachute payment in an amount equal to the value of the option or the value of the accelerated portion of the option, as the case may be. Pursuant to proposed regulations issued by the Treasury Department under Section 280G, the acceleration of a non-qualified stock option because of a change in control is considered a parachute payment in an amount equal to the value of the accelerated portion of the option. Even if the grant of an option within one year of the change in control or the acceleration of an option is not a parachute payment for purposes of Section 280G, the exercise of an option within one year of the change in control or the exercise of the accelerated portion of an option may result in a parachute payment, in an amount equal to the excess of the fair-market value of the shares received upon exercise of the option over the exercise price. Payments received for the cancellation of an option because of a change in control may also result in parachute payments.

     Under Section 162(m) of the Code, publicly held companies may not deduct compensation for certain employees to the extent that such compensation exceeds $1 million per employee for the taxable year. The $1 million limitation applies to the Company's Chief Executive Officer and four most highly compensated executive officers other than the Chief Executive Officer. Compensation which is performance based (as defined in the Code and rules and regulations thereunder), however, is not subject to the deductibility limitation of Section 162(m) of the Code. Income pursuant to options under the 1994 Stock Option Plan is intended to be fully deductible by the Company by qualifying such income as performance-based compensation and, therefore, exempt from the limitations of
Section 162(m) of the Code.

     The foregoing summary with respect to Federal income taxation does not purport to be complete and reference is made to the applicable provisions of the Code.

     The affirmative vote of a majority of the shares of Common Stock of the Company voting at the meeting in person or by proxy is required for approval of the amendment to the 1994 Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 STOCK OPTION PLAN.

                    APPROVAL OF 1997 NON-EMPLOYEE DIRECTORS'
                        NON-QUALIFIED STOCK OPTION PLAN

     On December 17, 1997, the Board of Directors adopted the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan (the '1997 Directors' Stock Option Plan'), subject to approval by stockholders of the Company at the Annual Meeting.


     The 1997 Directors' Stock Option Plan provides, generally, that each non-employee director (a 'Director') may elect prior to the first day of each calendar year, commencing with the 1998 calendar year, to receive one-third or two-thirds (each, a 'Portion') or all of his annual retainer in the form of options to purchase shares of the Company's Common Stock. However, an individual, who is not a Director as of the first day of a calendar year but who becomes a Director during the course of such calendar year ('New Director'), may elect, on or before the date of his election to the Board of Directors, to receive all or a Portion of the annual retainer to be payable to him for such calendar year in options to purchase shares of Common Stock. The number of options to be issued in respect of a Director's annual retainer for a calendar year shall be determined by dividing the amount of the annual cash retainer to be converted into options by the value on the Issue Date (as hereafter defined) of an option to purchase one share. The option is to be valued using the Black Scholes methodology with reasonable assumptions as to volatility and taking into account any other factors required or reasonably desirable for the valuation of an option. If a Director elects to receive options in lieu of all or a Portion of his annual cash retainer for a calendar year, the Company shall also issue to that Director like options for an additional number of shares equal to the product of 0.5 times the amount of options otherwise issued to him as a result of such election.


     The per share exercise price of an option granted under the 1997 Directors' Stock Option Plan in respect of a calendar year is equal to the fair market value of a share of Common Stock (a) on the first business day of such calendar year with respect to options issued to individuals who are serving as Directors on such date and (b) on the date of a New Director's election to the Board of Directors with respect to options issued to him (each such date, an 'Issue Date'). No option may be exercised prior to approval by stockholders of the 1997 Directors' Stock Option Plan nor more than five years after the date of issuance. During the calendar year in respect of which options are issued, subject to the provisions referred to in the immediately preceding sentence, generally, one-fourth of the shares subject to such options may be purchased on or after the Issue Date, one-fourth of such shares may be purchased on or after the April 1 following the Issue Date, one-fourth of the shares may be purchased on or after the July 1 following the Issue Date and the balance may be purchased on or after the October 1 following the Issue Date. Notwithstanding the foregoing, following a Change of Control (as defined in the Plan) options shall be exercisable in full.

     Except as provided above, a Director may exercise options issued pursuant to the 1997 Directors' Stock Option Plan at any time, or from time to time, prior to expiration of the five year term of such options regardless of his termination of service as a director except that, generally, if the Director's service terminates during a calendar year in respect of which options have been issued to him, twenty-five percent of such options shall be forfeited for each calendar quarter in such calendar year which is subsequent to the calendar quarter in which his Board service terminates.

     The percentage of the shares subject to a New Director's options that may be purchased on and after the date of his election to the Board of Directors and on and after the first day of each subsequent calendar quarter during the calendar year of his election and the number of options that would be forfeited by him in the event of his termination as a Director during that calendar year shall be determined by the Board of Directors taking into account the number of calendar quarters remaining in the calendar year following the date of his election.

     Payment for the purchase price for shares acquired upon the exercise of options may be made by any one or more of the following methods: in cash, by check, by delivery to the Company of shares of Common Stock already owned by the option holder, or by a 'cashless' exercise method with a designated broker. However, a holder may not use previously owned shares of Common Stock that were acquired pursuant to the 1997 Directors' Stock Option Plan, or any other stock plan maintained by the Company or its subsidiaries, to pay the purchase price under an option, unless the holder has beneficially owned such shares for at least six months.

     The aggregate number of shares of Common Stock that may be issued pursuant to options under the 1997 Directors' Option Plan may not exceed 300,000. The number of eligible directors is six.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, reorganization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange, or any distribution to stockholders of shares other than regular cash dividends, the Board of Directors in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding options and/or (ii) the option price and/or (iii) any other affected terms of such options.

     The Board of Directors may at any time withdraw or amend the 1997 Directors' Stock Option Plan and may, with the consent of the affected holder of outstanding options under such Plan, at any time withdraw or amend the terms and conditions of an outstanding option; provided, however, that any amendment by the Board of Directors which would increase the number of shares issuable under the Plan, change the class of persons eligible to participate in the Plan or materially increase the benefits to participants in the Plan shall be subject to approval of the stockholders of the Company.

     The Federal income tax consequences for options granted under the 1997 Director's Stock Option Plan are the same as those described in the preceding section for non-qualified stock options awarded under the 1994 Stock Option
Plan.

     The following table shows the aggregate number of options granted under the 1997 Director's Stock Option Plan to the four Directors, as a group, who elected to receive options in lieu of all or a Portion of their annual cash retainer for the 1998 calendar year subject to approval of the 1997 Directors' Stock Option Plan by stockholders at the Annual Meeting:

                              NEW PLAN BENEFITS
                  1997 NON-EMPLOYEE DIRECTORS' NON-QUALIFIED
                    STOCK OPTION PLAN OF EMCOR GROUP, INC.

GROUP                                                                 DOLLAR VALUE    OPTIONS GRANTS
-------------------------------------------------------------------   ------------    --------------
Non-Executive Director Group.......................................     $180,033(1)       24,296

------------------
(1) Dollar value is based upon the fair value of an option on January 2, 1998 as determined pursuant to the terms of the 1997 Directors' Stock Option Plan multiplied by the number of stock options granted under such Plan.

     The closing price of a share of Common Stock on the Nasdaq Stock Market on April 9, 1998 was $21.50.

     The affirmative vote of a majority of the shares of Common Stock of the Company voting at the meeting in person or by proxy is required for approval of the 1997 Directors' Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1997 DIRECTORS' STOCK OPTION PLAN.

                 APPROVAL OF THE 1997 STOCK PLAN FOR DIRECTORS

     On December 17, 1997, the Board of Directors adopted the 1997 Stock Plan for Directors (the '1997 Directors' Stock Plan'), subject to approval by stockholders of the Company at the Annual Meeting.


     The 1997 Directors' Stock Plan provides, generally, that each non-employee director (a 'Director') may elect prior to the first day of each calendar year, commencing with 1998, to receive one-third or two-thirds (each, a 'Portion') or all of his annual retainer in the form of Deferred Stock Units in respect of which shares of the Company's Common Stock will be issued. The number of Deferred Stock Units to be issued in respect of a Director's annual retainer for a calendar year, generally, is to be determined by dividing the amount of the annual cash retainer to be converted into Deferred Stock Units, by the fair market value of a share of Common Stock as of the close of business on the first business day of the applicable calendar year. However, an individual, who is not a Director as of the first day of a calendar year but who becomes a Director during the course of such calendar year ('New Director'), may elect, on or before the date of his election to the Board of Directors, to receive all or a Portion of the annual retainer to be payable to him for such calendar year in Deferred Stock Units. In such case, the number of Deferred Stock Units to be received by such New Director shall be determined by dividing the amount of the annual cash retainer otherwise to be paid to such New Director by the fair market value of a share of the Common Stock as of the close of business on the date of his election to the Board of Directors. In addition, if a Director elects to receive Deferred Stock Units in lieu of all or a Portion of his annual cash retainer for a calendar year the Company shall also issue to that Director additional Deferred Stock Units equal to the product of 0.2 times the amount of the Deferred Stock Units otherwise issued to him as a result of such election.


     If a Director's service terminates prior to a Change of Control (as defined in the Plan) during a calendar year in respect of which Deferred Stock Units were issued, generally, twenty-five percent of such Deferred Stock Units shall be forfeited for each calendar quarter in such calendar year which is subsequent to the calendar quarter in which his Board service terminates. The number of Deferred Stock Units that would be forfeited by a New Director prior to a Change of Control in the event of his termination as a Director during the calendar year in respect of which Deferred Stock Units were issued to him shall be determined by the Board of Directors taking into account the number of calendar quarters remaining in the calendar year following the date of his election. Promptly following a Change of Control, the Company shall issue to a Director holding Deferred Stock Units, shares of Common Stock equal to 100% of the Deferred Stock Units.

     Within thirty days following termination of service as a Director, a Director holding unforfeited Deferred Stock Units shall be issued shares of Common Stock equal in number to 100% of the Deferred Stock Units which the Director holds. However, at the time of a Director's election to receive Deferred Stock Units, a Director may elect to receive the shares of Common Stock with respect thereto on the tenth day of the calendar year following his termination of service as a Director (the 'Alternate Date') or in three equal annual installments commencing on either (x) the thirtieth day after such termination or (y) the Alternate Date.

     The aggregate number of shares of Common Stock that may be issued pursuant to the Directors' Stock Plan may not exceed 150,000 shares.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange, or any distribution to stockholders of shares other than regular cash dividends, the Board of Directors in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Deferred Stock Units and/or (ii) any other affected terms of such Deferred Stock

Units.

     The Board of Directors may at any time withdraw or amend the 1997 Directors' Stock Plan and may, with the consent of the affected holder of outstanding Deferred Stock Units under such Plan, at any time withdraw or amend the terms and conditions of any outstanding Deferred Stock Units; provided, however, that any amendment by the Board of Directors which would increase the number of shares issuable under the Plan, change the class of persons eligible to participate in the Plan or materially increase the benefits to participants in the Plan shall be subject to approval of the stockholders of the Company.

     The following table shows the aggregate number of Deferred Stock Units issued under the 1997 Directors' Stock Plan to the one Director who elected to receive Deferred Stock Units in lieu of all or a Portion of his annual cash retainer for the 1998 calendar year subject to approval of the 1997 Directors' Stock Plan by stockholders at the Annual Meeting.

                               NEW PLAN BENEFITS
               1997 STOCK PLAN FOR DIRECTORS OF EMCOR GROUP, INC.

GROUP                                                       DOLLAR VALUE    DEFERRED STOCK UNIT AWARDS
---------------------------------------------------------   ------------    --------------------------
Non-Employee Director....................................     $ 36,000(1)              1,800

------------------
(1) Dollar value is based upon the fair market value of a share of Common Stock on January 2, 1998 multiplied by the number of Deferred Stock Units granted under the 1997 Directors' Stock Plan.

     The closing price of a share of Common Stock on the Nasdaq Stock Market on April 9, 1998 was $21.50.

     The affirmative vote of a majority of the shares of Common Stock of the Company voting at the meeting in person or by proxy is required for approval of the 1997 Directors' Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 1997 DIRECTORS' STOCK PLAN.

                             DIRECTOR COMPENSATION

     Each director who is not an officer of the Company ('non-employee director') is entitled to receive an annual cash retainer of $30,000 and $1,000 for each meeting of the Board of Directors he attends, other than telephonic meetings of the Board in which case each non-employee director who participates receives $500. Each non-employee director also receives $500 for each meeting of a committee of the Board of Directors attended by the director, and each non-employee director who chairs a committee of the Board of Directors receives an additional $2,000 per annum. In addition, pursuant to the 1995 Non-Employee Directors' Non-Qualified Stock Option Plan, each non-employee director on June 20, 1997 was granted an option to purchase 3,000 shares of Common Stock at an exercise price of $16.28 per share. Each person who is hereafter elected to serve as a non-employee director (including current non-employee directors) will be granted an option, promptly following his election, to purchase 3,000 shares of Common Stock at a per share exercise price equal to the fair market value of a share of Common Stock on the date on which the option is granted. Non-employee directors' options are fully exercisable as of the date of grant and have a term of ten years. Directors who also serve as officers of the Company do not receive compensation for services rendered as directors.

     If the 1997 Directors' Stock Option Plan and the 1997 Directors' Stock Plan, as described above, are approved by stockholders at the Annual Meeting, in lieu of all or part of his annual cash retainer, each non-employee director may elect to receive in accordance with such plans (a) options to purchase shares of Common Stock and/or (b) Deferred Stock Units in respect of which shares of Common Stock will be issued following the non-employee director's termination of service as a director of the Company.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

     During 1997, the Compensation and Personnel Committee of the Board of Directors of the Company (the 'Compensation Committee') was responsible for matters concerning executive compensation.

     Messrs. Fried and Hopkins, both of whom are non-employee directors, served as members of the Compensation Committee of the Board of Directors during 1997. Mr. Toner, a non-employee director of the Company, was elected to the Compensation Committee in June 1997. Mr. Thomas D. Cunningham was a director during the period January 1, 1997 to July 15, 1997 when he resigned as director to become an Executive Vice President of the Company. During that period he was a member of the Compensation Committee and during the period June 11, 1997 to July 15, 1997 Mr. Cunningham was a consultant to the Company for which he was paid $24,327.

     Mr. Fried is Chairman of the Board of Directors of Portec, Inc., and Mr. MacInnis is a director of Portec, Inc. Mr. MacInnis has served as Chairman of the Board and Chief Executive Officer of the Company since April 18, 1994 and as President of the Company from April 18, 1994 through April 4, 1997.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee reviews and determines, based on proposals made by the Chief Executive Officer, the compensation of the Company's Chief Operating Officer, Chief Financial Officer and General Counsel as well as the compensation of other officers and employees of the Company and each subsidiary whose annual compensation is $200,000 or more. It also reviews and approves any employment, severance or similar agreements with such individuals. The Compensation Committee is charged with fixing on an annual basis, the compensation of the Chairman of the Board and the Chief Executive Officer of the Company, subject to the approval of the Board of Directors, and reviewing and recommending to the Board of Directors any employment, severance or similar agreement for him. The Compensation Committee also administers the Company's 1994 Management Stock Option Plan and is charged with recommending to the Board of Directors any incentive, benefit, award or bonus plans or programs. The entire Board of Directors determines the amount, if any, of the Company's contributions pursuant to its Retirement and Savings Plan. While other compensation decisions generally are not submitted to the Board of Directors, the Board of Directors has the ultimate power and authority with respect to compensation matters.

     The members of the Compensation Committee reviewed salaries paid to the named executive officers for 1997, approved their employment agreements, approved salary increases for 1998 to them as well as bonuses paid to them in 1998 in respect of 1997 and approved the grant during 1997 of stock options to Mr. Frank T. MacInnis, Chairman of the Board and Chief Executive Officer, and Mr. Thomas D. Cunningham, Executive Vice President.

     The Compensation Committee seeks to compensate executive officers at levels competitive with other companies in the same industry and comparable in size to the Company and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to officers of comparably sized public companies (there being no public companies of comparable size to the Company in businesses similar to those of the Company), the compensation recommendations of Mr. MacInnis, and reports from outside consultants. The Compensation Committee does not have target amounts of stock ownership for its executive officers.

     The key components of executive officer compensation are base salary, bonuses and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives' compensation for 1997 follows.

     Base Salary. Each executive officer received a base salary and has the potential for annual salary increases largely determined by reference to the salaries of executive officers holding comparable positions in companies of comparable size.

     Bonuses. Each executive officer was eligible for an annual bonus based upon both his individual performance and the Company's performance. Bonuses were awarded to executive officers in respect of 1997 which took into account their performance and contractual obligations.

     Stock Options. The Company's 1994 Stock Option Plan is intended to provide executives with the promise of long-term rewards which appreciate in value with the positive performance of the Company. As indicated above, the Compensation Committee during 1997 granted stock options to Mr. MacInnis in connection with a new three year employment agreement between him and the Company and granted stock options to Mr. Cunningham in connection with his appointment to the position of Executive Vice President of the Company.

     Other Compensation. The executive officers also participate in the Retirement and Savings Plan as well as the medical, life and disability insurance plans available to all employees of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The minimum compensation of Mr. MacInnis is provided for in his employment agreement described above. Proposals for additional compensation to him are based on the policies described above. As part of its evaluation, the Compensation Committee considered a report by Mr. MacInnis on his activities, the Company's performance, the accomplishment of goals for the Company set by the Board of Directors at the beginning of 1997, and the compensation earned by other chief executive officers of companies of comparable size during the previous year.

SECTION 162(M)

     Section 162(m) of the Code provides that the deduction by a publicly-held corporation for compensation paid in a taxable year to the Chief Executive Officer and any of the other four most highly compensated executive officers whose compensation is required to be reported in the Summary Compensation Table is limited to $1 million per officer, subject to certain exceptions. The Compensation Committee has taken, and intends to continue to take, such actions as are necessary to reduce, if not eliminate, the Company's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Compensation Committee believes to be an important element of the Company's executive compensation program.

                                          By: Compensation and Personnel
                                              Committee:
                                              Malcolm T. Hopkins, Chairperson,
                                              Albert Fried, Jr.
                                              Kevin C. Toner

                               PERFORMANCE GRAPH

     Proxy disclosure rules promulgated by the Securities and Exchange Commission require inclusion of a graph presentation comparing cumulative five-year stockholder returns on an indexed basis with the S&P 500 Index and either a nationally recognized industry standard or an index of peer companies selected by the Company. Since the common stock of the Company outstanding prior to its reorganization was extinguished pursuant to its Plan of Reorganization and the Common Stock of the Company as reorganized has been traded only since the effective date of its Plan of Reorganization, such five-year presentation is not possible. Under such circumstances, the Company is required instead to present such information for the period since such shares were issued. The following performance graph compares the Company's total stockholder return on its Common Stock since January 6, 1995 as compared to the S&P 500 Index and a peer group index consisting of The Turner Corporation, Perini Corporation and MYR Group, Inc. for that period. Prior to that date, prices for the Company's Common Stock were not readily available. The Company has added to its peer group MYR Group, Inc., an electrical and mechanical contracting company, whose operations have recently become more similar to those of the Company.

     Other than MYR Group, to the Company's knowledge, none of the other companies that may be regarded as peers in its mechanical and electrical contracting and its facilities services business have been publicly traded for more than a year. Accordingly, the Company selected MYR Group and two general contractors that serve similar marketplaces and are impacted by similar market conditions to the Company. The following performance graph assumes $100 was invested on January 6, 1995 in Common Stock of the Company and in each of the indices and assumes reinvestment of all dividends.

                             [PERFORMANCE GRAPH]

                                      EMCOR  S&P 500   Peer
                    Jan 6, 1995      100.00   100.00  100.00
                    Mar 31, 1995     112.50   109.02  103.42
                    June 30, 1995    175.00   118.61  114.30
                    Sept 30, 1995    186.11   127.25  129.41
                    Dec 31, 1995     213.89   134.11  103.29
                    Mar 31, 1996     269.44   140.55  108.36
                    June 30, 1996    336.11   146.02  147.09
                    Sept 30, 1996    336.11   171.43  120.68
                    Dec 31, 1996     305.56   161.29  107.30
                    Mar 31, 1997     327.78   164.85  107.73
                    June 30, 1997    352.78   192.73  125.49
                    Sept 30, 1997    444.44   206.26  152.37
                    Dec 31, 1997     455.56   211.30  210.85
                    Mar 31, 1998     477.78   238.52  216.41

               RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP
                       AS INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed Arthur Andersen LLP, certified public accountants, as the Company's independent public accountants for 1998. Arthur Andersen LLP acted as independent public accountants of the Company for 1997 and 1996 pursuant to appointment by the Audit Committee. Arthur Andersen LLP was first appointed independent public accountants of the Company by the Audit Committee on September 1995.


     Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

     The report of the Company's independent public accountants on the Company's financial statements for its two most recent fiscal years ended December 31, 1997 did not contain an adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 1997, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused that firm to make reference to the subject matter of such disagreements in connection with its reports.

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon is required for approval of the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1998.

                            STOCKHOLDERS' PROPOSALS


     Stockholders' proposals must be received by the Company at its headquarters in Norwalk, Connecticut on or before January 1, 1999 in order to be considered for inclusion in next year's Proxy Statement.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and to furnish copies of such statements to the Company.


     To the Company's knowledge, during the fiscal year 1997 all such reports relating to share ownership were timely filed, except that Mr. Mark Pompa, Vice President and Controller of the Company, inadvertently filed late one such report on Form 4 relating to one transaction.


                               OTHER INFORMATION

     The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies also may be solicited personally and by telephone by certain officers and regular employees of the

Company. Morrow & Co., Inc. has been retained for solicitation of all brokers and nominees for a fee of $4,500 plus customary out-of-pocket expenses. The Company may reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock of the Company.

     The Board of Directors is aware of no other matters that are to be presented to the stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment in such matters.

     UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF RECORD ON APRIL 29, 1998, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SUPPLIED WITHOUT CHARGE. REQUESTS SHOULD BE DIRECTED TO SHELDON I. CAMMAKER, SECRETARY, EMCOR GROUP, INC., 101 MERRITT SEVEN CORPORATE PARK, NORWALK, CONNECTICUT 06851.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          SHELDON I. CAMMAKER
                                          Secretary

May 1, 1998

                              EMCOR GROUP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                JUNE 19, 1998

        The undersigned hereby appoints Frank T. MacInnis, Sheldon I. Cammaker and Leicle E. Chesser, and each of them, with full power to act without the other and with full power of substitutiion, as proxies to represent and to vote, as directed herein, all shares the undersigned is entitled to vote at the annual meeting of the stockholders of EMCOR Group, Inc. to be held in Room
405, Princeton Club, 15 West 43 Street, New York, New York on Friday, June 19, 1998 at 10:00 A.M. (local time), and all adjournments thereof, as follows:

        PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

        Unless otherwise marked, the proxies are appointed with authority to vote "FOR" all nominees for election, "FOR" approval of the Amendment to the 1994 Management Stock Option Plan, "FOR" approval of adoption of the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, "FOR" approval of adoption of the 1997 Stock Plan for Directors, and "FOR" the appointment of Independent Public Accountants.

               (Continued and to be signed on the reverse side.)

                                        EMCOR GROUP, INC.
                                        P.O. BOX 11079
                                        NEW YORK, NY 10203-0079

    The Board of Directors recommends a vote "FOR" all nominees in Item 1 and "FOR" Items 2,3,4 and 5

1. Election of Directors

FOR all nominees          WITHHOLD AUTHORITY to vote      *EXCEPTIONS
listed below              for all nominees listed below


Nominees: F. MacInnis, S. Bershad, D. Brown, G. de Buffevent, A. Fried, R. Hamm,
K. Toner
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions_____________________________________________________________________

2. Approval of Amendment to the 1994 Management Stock Option Plan.

        FOR / /              AGAINST / /              ABSTAIN / /

3. Approval of Adoption of the 1997 Non-Employee Directors' Non-qualified Stock Option Plan

        FOR / /              AGAINST / /              ABSTAIN / /

4. Approval of Adoption of the 1997 Stock Plan for Directors.

        FOR / /              AGAINST / /              ABSTAIN / /

5. Appointment of Independent Public Accountants.

        FOR / /              AGAINST / /              ABSTAIN / /



                                Change of Address and/
                                or Comments Mark Here  / /

                                In their discretion to vote upon other matters that may properly come before the meeting. Please sign exactly as your name appears to the left.
                                When signing as attorney, executor,
                                administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                Dated:__________________________, 1998

                                ______________________________________
                                Signature

                                ______________________________________
                                Signature

                                Votes must be indicated (x) in Black or Blue
                                ink     / /


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                   1997 NON-EMPLOYEE DIRECTORS' NON-QUALIFIED
                                STOCK OPTION PLAN
                                       OF
                                EMCOR GROUP, INC.

1. Purpose. The purpose of this Plan is to enhance the Corporation's ability to attract and retain talented individuals to serve as members of the Board and to promote a greater alignment of interests between members of the Board and the stockholders of the Corporation.

2. Definitions. When used in this Plan, unless the context otherwise requires:

          (a)  "Board " means the Board of Directors of the Corporation.

          (b)  "Change of Control" means any of the following events:

                  (i) any person or person acting in concert (excluding Corporation benefit plans) becomes the beneficial owner of securities of the Corporation having at least 25% of the voting power of the Corporation's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Corporation, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

                  (ii) the stockholders of the Corporation shall approve any merger or other business combination of the Corporation, sale or lease of the Corporation's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Corporation and any trustee or fiduciary of any Corporation employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Corporation's assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

                  (iii) within any 24-month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Corporation. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest).

          (c)  "Corporation" means EMCOR Group, Inc., a Delaware corporation.

          (d) "Director" means any member of the Board not employed by the Corporation or any Subsidiary thereof.

          (e) "Election Date" means the date of election to the Board of a New Director.

          (f) "Effective Date" means the effective date of the Plan as set forth in Section 15.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" on a specified date shall mean the closing price at which a Share is traded on the stock exchange, if any, on which the Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the NASDAQ National Market System or, if the Shares are not then traded on the NASDAQ National Market System, the average of the closing bid and ask prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as determined by an unaffiliated investment. banking firm selected by the Board.

          (i) "Issue Date" means the first business day of a calendar year except that when used with reference to an Option issued to a New Director means the Election Date of such New Director.

          (j) "New Director" means a Director who was not serving as a Director on the first day of a calendar year but was elected during such calendar year to the Board subsequent to the first day of such calendar year.

          (k)  "Option" means a stock option issued pursuant to the Plan.

          (l) "Plan" means this 1997 Non-Employee Directors' Non-Qualified Stock Option Plan of EMCOR Group, Inc., as such Plan from time to time may be amended.

          (m) "Portion" means one-third or two-thirds of the annual cash retainer payable to a Director, as selected by the Director.

          (n)  "Share" means a share of common stock of the Corporation.

          (o)  "Subsidiary" means any corporation 50% or more of whose stock having general voting power is owned directly or indirectly by the Corporation.

3. Participants. The class of persons who are potential recipients of Options issued under the Plan consists of Directors. The Directors to whom Options are issued under the Plan, and the number of Shares subject to each such Option, shall be determined in accordance with the terms and conditions of the Plan.

4. Shares. Subject to the provisions of Section 11, the aggregate number of Shares which may be the subject of Options issued under the Plan is 300,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. If the

Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options.

5. Issuance of Options; Number of Options; Purchase Price. Each Director who is serving or is to serve as a Director as of the first day of a calendar year may elect prior to the first day of such calendar year, commencing with the 1998 calendar year, to receive all or a Portion of his annual retainer for such calendar year in the form of an Option to purchase the number of Shares hereafter provided; such election shall be made in writing and delivered to the Secretary of the Corporation or his designee, no sooner than sixty days and no later than the last day of the calendar year immediately preceding the calendar year in respect of which the election is made. However, each New Director may elect on or prior to his Election Date to receive all or a Portion of the annual cash retainer otherwise payable to him for such calendar year in the form of an Option to purchase the number of Shares hereafter provided; such election shall be made in writing and delivered to the Secretary of the Corporation or his designee on or before the Election Date of such New Director. The per share purchase price of Shares to be purchased pursuant to the exercise of Options issued pursuant hereto shall be the Fair Market Value of a Share as of the applicable Issue Date. Options issued in lieu of the annual cash retainer for a calendar year payable to a Director shall be for a number of Shares equal to that determined by dividing the amount of the annual cash retainer otherwise payable to such Director and to be converted into Options by the value, on the applicable Issue Date, of an Option to purchase one Share. Options shall be valued using the Black Scholes' methodology with reasonable assumptions as to volatility and taking into account any other factors required or reasonably desirable for the valuation of the Options. In valuing the Options the Board shall utilize the services of an investment banking firm of national repute and such other experts or consultants as it deems advisable. If a Director elects to receive an Option in lieu of all or a Portion of the annual cash retainer for a calendar year otherwise payable to him, then the Board also shall issue to that Director a like Option for an additional number of Shares equal to the product of .5 times the number of Shares for which the Option is otherwise to be issued to him as a result of his election.


         A certificate of option in the form attached hereto as Exhibit A, signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation and bearing the seal of the Corporation affixed thereto, shall be issued to each person to whom an Option is issued pursuant hereto.

         Payments of the annual retainer which remain to be paid to a Director in cash will be distributed on a quarterly basis. Nothing herein contained shall affect fees otherwise payable to a Director for (a) attending Board or Committee meetings and/or (b) serving as a Chairman of a Committee of the Board.

7. Duration of Options. The duration of any Option issued under this Plan shall be for a period of five years from the date upon which the Option is issued.

8. Exercise of Options. No Option may be exercised prior to the approval of the Plan by a majority vote of the stockholders of the Corporation as provided in
Section 15 hereof. During the calendar year in respect of which Options are issued in lieu of all or a Portion of the annual cash retainer, subject to the provisions of the immediately preceding sentence, one-fourth of the Shares subject to the Option may be purchased on or after the Issue Date, one-fourth of the Shares subject to the Option may be purchased on or after the following April 1, one-fourth of the Shares subject to the Option may be purchased on or after the following July 1 and the balance may be purchased on or after the following October 1, except that in the case of an Option in respect of a calendar year issued to a New Director, the number of Shares subject to such Option that may be purchased on and after the Issue Date of such Options and on and after the first day of each succeeding calendar quarter during the calendar year in which such Issue Date occurs shall be determined by the Board on the applicable Issue Date, taking into account the number of calendar quarters remaining in such calendar year subsequent to such Issue Date. Notwithstanding the foregoing, subsequent to approval of the Plan by stockholders as hereinabove provided and during the duration of an Option, such Option shall be exercisable at any time or from time to time following a Change of Control.

         An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, that a holder may not use any Shares acquired pursuant to this Plan or any other plan maintained by the Corporation or a Subsidiary unless the holder has beneficially owned such Shares for at least six months) or by providing with the Exercise Notice an order to a designated broker to sell part or all of the Shares and to deliver sufficient proceeds to the Corporation, in cash or by check payable to the order of the Corporation, to pay the full purchase price of the Shares.

         Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original option certificate shall be endorsed to give effect to the partial exercise thereof.

         Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

9. Non-transferability of Options. Unless otherwise so provided by the Board, Options and all other rights thereunder and hereunder may not be assigned or transferred by a Director otherwise than by will or the laws of descent and distribution, and Options may be exercised or surrendered during the holder's lifetime only by the holder thereof or his guardian or legal representative.

10. Effect Upon Termination of Service. Subject to the provisions of Section 8, a Director may exercise an Option at any time or from time to time prior to the expiration of the term of such Option regardless of the Director's cessation or termination of service as a director of the Corporation for any reason; provided, that if, before a Change of Control, the Director's service shall terminate during the calendar year in respect of which an Option was issued, twenty-five percent of the Shares with respect to which such Option was issued shall be forfeited for each calendar quarter subsequent to the calendar quarter in which such Director's Board service terminates. However, if, before a Change of Control, a New Director's service shall terminate during the calendar year in respect of which an Option was issued, the percent of the Shares with respect to which such Option was issued that shall be forfeited for each calendar quarter subsequent to the calendar quarter in which such New Director's Board service terminates shall be determined by the Board on the applicable Issue Date taking into account the number of calendar quarters remaining in such calendar year subsequent to such Issue Date. In the event of a Director's death at any time prior to the expiration of the term of an Option and before it is exercised, the executors, administrators, legatees or distributees of the Director's estate shall have the privilege of exercising any Option that the Director could have exercised at the time of his death until the expiration of the term of such Option.

11. Adjustment Upon Certain Events. Notwithstanding any provision in the Plan to the contrary, in the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Board in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Options, (ii) the option price and/or (iii) any other affected terms of the Options.

12. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the exercise of any Option until the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of any Option, or may issue stop transfer orders in respect thereof.

13. Administration and Amendment of the Plan. Except as hereinafter provided, the Board may at any time terminate or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore issued, and the Board, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option; provided, however, that any amendment by the Board which would increase the number of Shares issuable under the Plan, change the class of persons eligible to participate in the Plan or materially increase the benefits to participants in the Plan shall be subject to the approval of the stockholders of the Corporation.

         The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

14. No Right of Service. Nothing contained herein or in an Option shall be construed to confer on any Director any right to continue to serve as a Director of the Corporation.

15. Effective Date of the Plan. The Plan is conditioned upon its approval at the next annual meeting of the stockholders of the Corporation on or before December 31, 1999 by the vote of the holders of a majority of the Shares of the Corporation voting at such meeting in person or by proxy; except that the Plan is adopted and approved by the Board effective December 17, 1997 to permit the issuance of Options prior to the approval of the Plan by the stockholders of the Corporation as aforesaid. In the event that the Plan is not approved by the stockholders of the Corporation as aforesaid, the Plan and any Options issued hereunder shall be void and of no force or effect.


16. Governing Law. The validity, construction, and effect of the Plan and any actions taken or relating to the Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Connecticut.

                                                                       EXHIBIT A

                               OPTION CERTIFICATE

                           NON-QUALIFIED STOCK OPTION

                           To Purchase Common Stock of

                                EMCOR GROUP, INC.

                           Issued Pursuant to the 1997
                      Non-Employee Directors' Non-Qualified
                     Stock Option Plan of EMCOR Group, Inc.

                                                               ___________Shares

         THIS CERTIFIES that on __________19_, _________________________

 (the "Holder") was issued an option ("Option"), to purchase at the Option price of $ _ per share all or any part of ____________ fully paid and non-assessable shares ("Shares") of the Common Stock (par value $0.01 per share) of EMCOR Group, Inc. ("Corporation"), a Delaware corporation, upon and subject to the following terms and conditions:

         Subject to the terms of the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, one-fourth of the Shares subject to this Option may be purchased on or after the date hereof, an additional one-fourth of the Shares subject to this Option may be purchased on or after the following April 1, an additional one-fourth of the Shares subject to this Option may be purchased on or after the following July 1, and an additional one-fourth of the Shares subject to this Option may be purchased on or after the following October 1.

This Option shall expire on           ______________

         The Option and this option certificate are issued pursuant to and are subject to all of the terms and conditions of the Corporation's 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his receipt of this certificate.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:                                       19-.

  (SEAL)                                                       EMCOR GROUP, INC.

By:

ATTEST:

By:

                          1997 STOCK PLAN FOR DIRECTORS

                                       of

                                EMCOR Group, Inc.

         1. Purpose. The purpose of this Plan is to enhance the Corporation's ability to attract and retain talented individuals to serve as members of the Board and to promote a greater alignment of interests between members of the Board and the stockholders of the Corporation.

         2. Definitions. When used in this Plan, unless the context otherwise requires:

               (a)  "Board" means the Board of Directors of the Corporation

               (b)  "Change of Control" means any of the following events:

                    (i) any person or person acting in concert (excluding Corporation benefit plans) becomes the beneficial owner of securities of the Corporation having at least 25% of the voting power of the Corporation's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Corporation, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

                    (ii) the stockholders of the Corporation shall approve any merger or other business combination of the Corporation, sale or lease of the Corporation's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Corporation and any trustee or fiduciary of any Corporation employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Corporation's assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

                    (iii) within any 24-month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Corporation. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest).

               (c) "Corporation" means EMCOR Group, Inc., a Delaware corporation.

               (d) "Deferred Stock Units" means the aggregate of the Elected Deferred Stock Units, the Matched Deferred Stock Units awarded to a Director in respect of such Elected Deferred Stock Units, and additional deferred stock units in respect of such Deferred Stock Unit credited pursuant to Section 6.

               (e) "Director" means any member of the Board not employed by the Corporation or any subsidiary thereof.

               (f) "Effective Date" means the effective date of the Plan as set forth in Section 18.

               (g) "Election Date" means the date of election to the Board of a New Director.

               (h) "Elected Deferred Stock Unit" means a bookkeeping entry, equivalent in value to a Share credited pursuant to Section 5.

               (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (j) "Fair Market Value" on a specified date means the closing price at which a Share is traded on the stock exchange, if any, on which the Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the closing price of a Share as reported on the NASDAQ National Market System or, if the Shares are not then traded on the NASDAQ National Market System, the average of the closing bid and ask prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as determined by an unaffiliated investment banking firm selected by the Board.

               (k) "Issue Date" means the first business day of each calendar year commencing with the 1998 calendar year, except in the case of a New Director, in which case "Issue Date" means with respect to such New Director, the date of his election to the Board.


               (l) "Matched Deferred Stock Unit" means an additional Deferred Stock Unit awarded in respect of an Elected Deferred Stock Unit credited to a Director pursuant to Section 5.

               (m) "New Director" means a Director who was not serving as a Director on the first day of a calendar year but elected during such calendar year to the Board subsequent to the first day of such calendar year.

               (n) "Plan" means this 1997 Stock Plan for Directors, as such Plan from time to time may be amended.

               (o) "Portion" means one-third or two-thirds of the annual cash retainer payable to a Director, as selected by the Director.

               (p)  "Share" means a share of common stock of the Corporation.

               (q) "Subsidiary" means any corporation 50% or more of whose stock having general voting power is owned directly or indirectly by the Corporation.

         3. Participants. The class of persons who are potential recipients of Deferred Stock Units issued under the Plan consists of Directors. The Directors to whom Deferred Stock Units are issued under the Plan and the number of Deferred Stock Units shall be determined in accordance with the terms and conditions of the Plan.

         4. Shares. Subject to the provisions of Section 10, the aggregate number of Shares in respect of Deferred Stock Units that may be issued under the Plan is 150,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. If the Shares that would be issued or transferred pursuant to any Deferred Stock Units are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares in respect of such Deferred Stock Units will no longer be charged against the limitation provided for herein and may again be subject to Deferred Stock Units.

         5. Deferral of Annual Retainer. Each Director who is serving or is to serve as a Director as of the first day of a calendar year may elect prior to the first day of such calendar year, commencing with the 1998 calendar year, to receive all or a Portion of his annual retainer in the form of Elected Deferred Stock Units as hereafter provided; such election shall be made in writing and delivered to the Secretary of the Corporation or his designee no sooner than sixty days and no later than the last day of the calendar year immediately preceding the calendar year in respect of which the election is made. However, each New Director may elect on or prior to his Issue Date to receive all or a Portion of the annual cash retainer otherwise payable to him for such calendar year in the form of Elected Deferred Stock Units as hereafter provided; such election shall be made in writing and delivered to the Secretary of the

Corporation or his designee on or before the Election Date of such New Director. Such Elected Deferred Stock Units, together with the Matched Deferred Stock Units in respect thereof, shall be credited to an account maintained for the Director on the books of the Corporation, as of the applicable Issue Date. The number of Elected Deferred Stock Units (including fractional Elected Deferred Stock Units) to be credited shall be determined by dividing the amount of annual cash retainer otherwise payable to a Director and to be converted into Elected Deferred Stock Units by the Fair Market Value of a Share as of the close of business on the applicable Issue Date. If a Director elects to receive Elected Deferred Stock Units in lieu of all or a Portion of the annual cash retainer for a calendar year otherwise payable to him, then the Board shall also award to that Director additional Matched Deferred Stock Units for such calendar year equal to the product of .2 times the number of Elected Deferred Stock Units otherwise credited to such Director as a result of such election.

         6. Dividend Equivalents. Each Director to whom Deferred Stock Units have been credited shall also be credited, from time to time, with additional Deferred Stock Units equal to the aggregate dividends paid on the Shares represented by the Deferred Stock Units credited to each Director on the record date of such dividend, divided by the Fair Market Value of a Share on the date each dividend is paid.

         7. Other Fees. Payments of the annual retainer which remain to be paid to a Director in cash will be distributed on a quarterly basis. Nothing herein contained shall affect fees otherwise payable to a Director for (a) attending Board or Committee Meetings and/or (b) serving as a Chairman of a Committee of the Board.

         8. Designation of Beneficiary. A Director may designate a beneficiary or beneficiaries who, in the event of the Director's death prior to receipt of all the Shares due under the Plan, shall receive such Shares, subject to the terms of Section 9. The Director may at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Corporation, signed by the Director and received by the Secretary of the Corporation (or the Secretary's designee). If the Director does not designate a beneficiary or the beneficiary dies prior to the Director, the Shares shall be paid to the Director's estate. If the beneficiary dies after the Director, any Shares to be paid to the beneficiary shall be paid to the beneficiary's estate.

         9. Termination of Board Service; Forfeiture of Deferred Stock Units; Receipt of Shares. Thirty days following the termination of Board service by a Director, the Director shall receive Shares equal in number to 100% of the Deferred Stock Units credited to the Director's account; provided that upon termination of such Director's Board service prior to a Change of Control twenty-five percent of the Deferred Stock Units that the Director received in respect of the calendar year in which his Board service terminated, together with the additional Deferred Stock Units credited in respect of dividends on such Deferred Stock Units, shall be forfeited for each calendar quarter subsequent to the calendar quarter in which his Board service terminates and the Director shall have no right to receive the Shares in respect of the forfeited Deferred Stock Units. Notwithstanding the foregoing, in the event of termination of Board service of a New Director the percent of Deferred Stock Units that the New Director received as of his Issue Date that may be forfeited (together with the additional Deferred Stock Units credited in respect of dividends on such Deferred Units) shall be determined by the Board as of the Issue Date taking into account the number of calendar quarters remaining in the calendar year in which the Issue Date occurred.

         The Director may elect to receive all or a portion of the Shares to which he is entitled pursuant hereto on the tenth day of the calendar year following the Director's termination of Board service (the "Alternate Date") or, in the alternative, may elect to receive such Shares in three equal annual installments beginning either (a) thirty days following the Director's termination of Board service or (b) on the Alternate Date. Any such election with respect to particular Shares shall be made in writing and delivered to the Secretary of the Corporation or his designee at the time the Director elects to receive the applicable Deferred Stock Units in respect of which Shares are to be issued. Any fractional shares remaining after all the Shares in respect of the Deferred Stock Units are received by the Director shall be paid in cash based on the Fair Market Value of a Share on the date the last of the Shares are to be paid to the Director pursuant hereto.

         10. Adjustment Upon Certain Events. Notwithstanding any provision in the Plan to the contrary, in the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Board in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Deferred Stock Units and/or (ii) any other affected terms of such Deferred Stock Units.

         11. Change of Control. Notwithstanding anything contained herein to the contrary, promptly following a Change of Control, the Corporation shall issue to a Director holding Deferred Stock Units, Shares equal to 100% of the Deferred Stock Units.

         12. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares to be issued in respect of any Deferred Stock Units until the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of Deferred Stock Units shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares, which may be issued in respect of Deferred Stock Units, or may issue stop transfer orders in respect thereof.

         13. Transferability. Unless otherwise so provided by the Board, Deferred Stock Units and all other rights thereunder and hereunder may not be assigned or transferred by a Director, except as provided in Section 8 hereof, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Corporation's sole discretion, the Corporation's obligation under the Plan with respect to the Director.

         14. No Right to Service. Nothing contained herein or in any Deferred Stock Unit shall be construed to confer on any Director any right to continue to serve as a director of the Corporation.

         15. Unfunded Plan. Unless otherwise determined by the Board, the Plan shall be unfunded. To the extent any individual holds any rights by virtue of Deferred Stock Units awarded under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured general creditor of the Corporation.

         16. Successors and Assigns. The Plan shall be binding on all successors and assigns of the Corporation and a Director, including without limitation, the estate of such Director and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Director's creditors.

         17. Administration and Amendment of the Plan. Except as hereinafter provided, the Board may at any time terminate or from time to time amend the Plan as it relates to, and the terms and conditions of, any Deferred Stock Unit not theretofore issued, and the Board, with the consent of the affected holder of Deferred Stock Units, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Deferred Stock Unit; provided, however, that any amendment by the Board which would increase the number of Shares issuable under the Plan, change the class of persons eligible to participate in the Plan or materially increase the benefits to participants in the Plan shall be subject to the approval of the stockholders of the Corporation.

         The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.


         18. Effective Date of the Plan. The Plan is conditioned upon its approval at the next annual meeting of the stockholders of the Corporation on or before December 31, 1999 by the vote of the holders of a majority of the Shares of the Corporation voting at such meeting in person or by proxy; except that the Plan is adopted and approved by the Board effective December 17, 1997 to permit the issuance of Deferred Stock Units prior to the approval of the Plan by the stockholders of the Corporation as aforesaid; provided, however, in no event shall Shares be issued in respect of Deferred Stock Units prior to stockholder approval. In the event that this Plan is not approved by the stockholders as aforesaid, the Plan and any Deferred Stock Units issued hereunder shall be void and of no force and effect.

         19. Governing Law. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Connecticut.